                                                                 Exhibit 10.15.1

                                  AMENDMENT ONE

     AMENDMENT ONE (this "AMENDMENT") dated as of August 17, 2000 by and among
(i) EDISON MISSION ENERGY, ("EME"), (ii) CERTAIN COMMERCIAL LENDING INSTITUTIONS PARTY HERETO, (the "LENDERS") and (iii) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION., as agent for the Lenders (in such capacity, the "AGENT").

          WHEREAS, EME, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 11, 1996 (as heretofore amended, modified and supplemented, the "CREDIT AGREEMENT"), which set forth, INTER ALIA, certain covenants of EME;

          WHEREAS, EME and its Subsidiary Midwest Generation, LLC ("MIDWEST") desire to enter into the Leveraged Lease Transaction (as defined herein); and

          WHEREAS, EME has requested, and the Lenders and the Agent have agreed, to amend and waive certain provisions of the Credit Agreement so as to permit the Leveraged Lease Transaction;

          NOW, THEREFORE, the parties hereto agree as follows:

          Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

          Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

     (a) SECTION 1.1. of the Credit Agreement shall be amended by adding the following definitions:

          ""LEVERAGED LEASE BASIC DOCUMENTS" means the Basic Documents as defined in the Leveraged Lease Participation Agreement.


                     AMENDMENT ONE TO CREDIT AGREEMENT

          "LEVERAGED LEASE PARTICIPATION AGREEMENT" means, collectively, (i) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust I, Powerton Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (ii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Powerton Trust II, Powerton Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (iii) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust I, Joliet Generation I, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee; (iv) the Participation Agreement dated as of August 17, 2000 by and among Midwest, Edison Mission Energy, Joliet Trust II, Joliet Generation II, LLC, Wilmington Trust Company, United States Trust Company of New York, as Lease Indenture Trustee and United States Trust Company of New York, as Pass Through Trustee.

          "LEVERAGED LEASE TRANSACTION" means the transaction pursuant to the Leveraged Lease Participation Agreement and the Leveraged Lease Basic Documents.".

     (b) SECTION 8.2.5. of the Credit Agreement shall be amended by (i) deleting the "and" at the end of SUBSECTION 8.2.5.(D) of the Credit Agreement; (ii) placing the following after the semicolon at the end of SUBSECTION 8.2.5.(E) of the Credit Agreement: "and"; (iii) adding SUBSECTION 8.2.5.(F) to SECTION 8.2.5. of the Credit Agreement as follows:

          "(f) Investments in Persons primarily engaged in the power generation, power sales or power transmissions business;"

and (iv) changing the "(f)" in the subsection following the proviso in SECTION
8.2.5. of the Credit Agreement to "(g)".



                        AMENDMENT ONE TO CREDIT AGREEMENT

     (c) SECTION 8.2.7. of the Credit Agreement shall be amended by (i) deleting the period at the end of SUBSECTION 8.2.7.(B) of the Credit Agreement and (ii) adding the following language at the end of SUBSECTION 8.2.7.(B) of the Credit Agreement after the word "Investments":

          "or are used to purchase or repay Indebtedness ranking equal in right of payment to EME senior unsecured Indebtedness.".

     (d) SECTION 8.2.8. of the Credit Agreement shall be amended by adding the following sentence at the end of the section:

          "Notwithstanding the foregoing, the Leveraged Lease Transaction and the transactions contemplated by the Leveraged Lease Basic Documents shall be deemed not to be a Transaction with an Affiliate for the purposes of this SECTION 8.2.8.".

     (e) SECTION 8.2.9. of the Credit Agreement shall be amended by (i) adding the following after the word "Document" in the fourth line of SECTION 8.2.9. of the Credit Agreement: ", any Leveraged Lease Basic Document, any agreement with respect to any Indebtedness entered into by the Borrower or any of its Subsidiaries in connection with the Leveraged Lease Transaction".

          Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the parties hereto has received delivery of this Amendment duly executed and delivered by each other party hereto.

          Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


                        AMENDMENT ONE TO CREDIT AGREEMENT

                                      -3-
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                       EDISON MISSION ENERGY


                                       By:  /s/ Kevin M. Smith
                                           --------------------------
                                            Name:    Kevin M. Smith
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer
                                            Date:    August 3, 2000


                                       BANK OF AMERICA NATIONAL
                                       TRUST AND SAVINGS
                                       ASSOCIATION,
                                       as Administrative Agent, Issuing Bank and
                                       Lender


                                       By: /s/ Katherine Kemerait
                                            Name:    Katherine Kemerait
                                            Title:   Principal
                                            Date:    August 7, 2000



                                       UBS, AG,

                                       By: /s/ Dorothy L. Mckinley
                                           -----------------------
                                            Name:  Dorothy L. McKinley
                                            Title: Director, Banking Product
                                                   Services, US
                                            Date:  August 9, 2000




                        AMENDMENT ONE TO CREDIT AGREEMENT

                                       BANK OF MONTREAL


                                       By: /s/ Cahal B. Carmody
                                           --------------------
                                            Name:    Cahal B. Carmody
                                            Title: Director
                                            Date:    August 9, 2000



                                       THE DAI-ICHI KANGYO BANK, LTD.


                                       By: /s/ Nobuyasu Fukatsu
                                           --------------------------
                                            Name:    Nobuyasu Fukatsu
                                            Title: General Manager
                                            Date:    August 11, 2000



                                       SOCIETE GENERALE


                                       By: /s/ David Bird
                                           --------------------------
                                            Name:    David Bird
                                            Title: Vice President
                                            Date:    August 9, 2000



                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ John Quick
                                           --------------------------
                                            Name:    John Quick
                                            Title: Managing Director
                                            Date:    August 9, 2000


                        AMENDMENT ONE TO CREDIT AGREEMENT

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Thomas L. Casey
                                           --------------------------
                                            Name:    Thomas L. Casey
                                            Title: Vice President
                                            Date:    August 3, 2000


                                       CITICORP USA, INC.


                                       By:   /s/ Sandip Sen
                                             --------------------------
                                            Name:    Sandip Sen
                                            Title:   Managing Director
                                                     Attorney-In-Fact
                                            Date:    August 9, 2000


                                       CREDIT SUISSE FIRST BOSTON


                                       By: /s/ James P. Moran
                                           --------------------------
                                            Name: James P. Moran
                                            Title:   Director
                                            Date:    August 7, 2000


                                       By: /s/ David W. Kratovil
                                          ----------------------
                                            Name:    David W. Kratovil
                                            Title:   Director
                                            Date:    August 7, 2000

                        AMENDMENT ONE TO CREDIT AGREEMENT

                                       THE FUJI BANK, LIMITED


                                       By: /s/ Shinzo Nishitate
                                           --------------------------
                                            Name: Shinzo Nishitate
                                            Title: Senior Vice President
                                            Date:    August 8, 2000


                                       KBC BANK N.V.


                                       By: /s/ Robert Snauffer
                                           --------------------------
                                            Name: Robert Snauffer
                                            Title: First Vice President
                                            Date:    August, 2000

                                       By: /s/ Patrick A. Janssens
                                           -----------------------
                                            Name: Patrick A. Janssens
                                            Title:  Vice President
                                            Date:    August, 2000


                                       THE SANWA BANK, LIMITED


                                       By: /s/ Toshiko Boyd
                                           --------------------------
                                            Name: Toshiko Boyd
                                            Title: Vice President
                                            Date:    August 11, 2000


                        AMENDMENT ONE TO CREDIT AGREEMENT

                                       THE SUMITOMO BANK, LTD


                                       By: /s/ Al Galluzzo
                                           --------------------------
                                            Name: Al Galluzzo
                                            Title: Senior Vice President
                                            Date:    August 15, 2000




                                       WELLS FARGO BANK, N.A.


                                       By: /s/ Catherine Wallace
                                           --------------------------
                                            Name:    Catherine Wallace
                                            Title:   Vice President
                                            Date:    August 10, 2000


                        AMENDMENT ONE TO CREDIT AGREEMENT